UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2023

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Enterprise, Suite 200 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SHO	New York Stock Exchange
Series H Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRH	New York Stock Exchange
Series I Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 1.01Entry into a Material Definitive Agreement.

On May 1, 2023, Sunstone Hotel Investors, Inc. (the “Company”) entered into a Term Loan Agreement (the “Term Loan Agreement”) among the Company, Sunstone Hotel Partnership, LLC, Bank of America, N.A., Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A., Regions Bank, Truist Bank, U.S. Bank National Association, Sumitomo Mitsui Banking Corporation and Bank of Hawaii. The Term Loan Agreement provides for a $225 million unsecured delayed draw term loan facility. BofA Securities, Inc., Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., Regions Capital Markets, Truist Bank, and U.S. Bank National Association are joint lead arrangers, BofA Securities, Inc., Wells Fargo Securities, LLC and JPMorgan Chase Bank, N.A. are joint bookrunners, Wells Fargo Securities, LLC and JPMorgan Chase Bank, N.A. are syndication agents and Regions Bank, Truist Bank and U.S. Bank National Association are documentation agents. The Company’s operating partnership, Sunstone Hotel Partnership, LLC, is the borrower under the Term Loan Agreement and certain of the Company’s subsidiaries guarantee its obligations under the Term Loan Agreement.

The delayed draw term loan facility under the Term Loan Agreement matures on May 1, 2025. The Company may extend the maturity date of the delayed draw term loan facility under the Term Loan Agreement, exercisable one time, by twelve (12) months, to May 1, 2026, upon the payment of applicable fees and satisfaction of certain customary conditions. The Company also has the right to increase the delayed draw term loans, in an amount up to $50 million, for an aggregate facility of $275 million from lenders that are willing at such time to provide such increase or such delayed draw term loans.

Interest is paid on the amounts outstanding on the delayed draw term loans at varying rates, based upon Adjusted Term SOFR as defined in the Term Loan Agreement plus an applicable margin. The applicable margin is based upon the Company’s ratio of net indebtedness to EBITDA, as follows:

Level	Leverage Ratio	Applicable Margin for Loans that are Adjusted Term SOFR loans	Applicable Margin for loans that are Base Rate Loans
1	Less than 3.00 to 1.00	1.35%	0.35%
2	Greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00	1.40%	0.40%
3	Greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00	1.45%	0.45%
4	Greater than or equal to 4.00 to 1.00 but less than 5.00 to 1.00	1.55%	0.55%
5	Greater than or equal to 5.00 to 1.00 but less than 5.50 to 1.00	1.75%	0.75%
6	Greater than or equal to 5.50 to 1.00 but less than 6.00 to 1.00	1.85%	0.85%
7	Greater than or equal to 6.00 to 1.00	2.20%	1.20%

In addition to the interest payable on amounts outstanding under the Term Loan Agreement, the Company is required to pay to the administrative agent for the account of the lenders an unused facility fee equal to the sum of the daily amount of the commitments multiplied by a per annum rate equal to 0.25%.

The Term Loan Agreement contains various corporate financial covenants. A summary of certain covenants is as follows:

Covenant
Maximum leverage ratio	6.50:1.00
Minimum fixed charge coverage ratio	1.50:1.00
Maximum unencumbered leverage ratio	0.60:1.00
Minimum unsecured interest expense coverage ratio	2.00:1.00
Maximum secured indebtedness ratio	0.45:1.00
Minimum secured recourse indebtedness ratio	0.10:1.00

The Term Loan Agreement requires the Company to maintain a designated pool of unencumbered borrowing base properties. The unencumbered borrowing base must be a minimum of seven (7) properties with an unencumbered borrowing base asset value, as defined, of not less than $500 million.

The Term Loan Agreement contains representations, financial and other affirmative and negative covenants, events of default and remedies typical for this type of facility.

The foregoing description of the Term Loan Agreement is qualified in its entirety by the full terms and conditions of the Term Loan Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02.Results of Operations and Financial Condition.

On May 5, 2023, Sunstone Hotel Investors, Inc. (the “Company”) issued a press release regarding its financial results for the first quarter ended March 31, 2023. The press release referred to supplemental financial information that is available on the Company’s website, free of charge, at www.sunstonehotels.com. A copy of the press release and the supplemental financial information are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 4, 2023, the Company held its Annual Meeting of Stockholders. The matters on which the stockholders voted, in person or by proxy, and the results of such voting were as follows:

1)	Election of seven directors to serve until the next annual meeting and until their successors are elected and qualified:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
W. Blake Baird	160,538,382	22,994,057	241,518	6,307,418
Andrew Batinovich	173,845,008	9,687,434	241,515	6,307,418
Monica S. Digilio	172,262,819	11,269,616	241,522	6,307,418
Kristina M. Leslie	175,285,602	8,246,503	241,852	6,307,418
Murray J. McCabe	175,276,426	8,256,013	241,518	6,307,418
Verett Mims	175,692,331	7,839,377	242,249	6,307,418
Douglas M. Pasquale	139,648,401	43,882,009	243,547	6,307,418

2)	Ratification of the Audit Committee’s appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
186,087,763	3,976,514	17,098	—

3)	Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
177,694,295	5,826,876	252,786	6,307,418

4)	Advisory vote on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
176,166,836	3,394	7,583,016	20,711	6,307,418

Item 9.01.Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description
10.1	Term Loan Agreement, dated May 1, 2023.
99.1	Press Release, dated May 5, 2023.
99.2	Supplemental Financial Information for the first quarter ended March 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: May 5, 2023	By:	/s/ Aaron R. Reyes
Aaron R. Reyes (Principal Financial Officer and Duly Authorized Officer)